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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation herein by reference in this registration statement of our report dated January 19, 1996 incorporated by reference in Pinnacle Banc Group, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.

                                          /s/ ARTHUR ANDERSEN L.L.P.

Chicago, Illinois
July 25, 1996